Exhibit 99.1

NEWS RELEASE

AMD Investor Contact:

Laura Graves

408-749-5467

laura.graves@amd.com

AMD Media Contact:

Drew Prairie

512-602-4425

drew.prairie@amd.com

Xilinx Investor Contact:

Suresh Bhaskaran

408-879-4784

ir@xilinx.com

Xilinx Media Contact:

Tara Sims

415-713-6986

taras@xilinx.com

AMD and Xilinx Special Meetings of Stockholders to be Held on April 7, 2021

― Recommend Stockholders Vote “For” the Acquisition

and Other Proposals Set Forth in the Definitive Proxy Statement ―

SILICON VALLEY, Calif. ― Mar. 8, 2021 ― AMD (NASDAQ:AMD) and Xilinx (NASDAQ:XLNX) announced today they have set a date for the Special Meetings of Stockholders to vote on the proposed acquisition of Xilinx by AMD. AMD and Xilinx stockholders of record as of the close of business on Feb. 10, 2021 will be entitled to vote at their respective Special Meetings, both of which will be held virtually on Wednesday, Apr. 7, 2021 at 9:30 a.m. Pacific Time.

AMD and Xilinx filed a definitive joint proxy statement and prospectus with the U.S. Securities and Exchange Commission in connection with the proposed transaction. The AMD and Xilinx Boards of Directors each unanimously recommends that respective stockholders vote “FOR” the proposed acquisition and other proposals set forth in the definitive joint proxy statement and prospectus, which is being distributed to all AMD and Xilinx stockholders entitled to vote.

The acquisition will bring together two industry leaders with complementary product portfolios and customers, combining CPUs, GPUs, FPGAs, Adaptive SoCs and deep software expertise to enable leadership in computing platforms for cloud, edge and end devices. Together, the combined company will capitalize on opportunities spanning some of the industry’s most important growth segments, including data centers, gaming, PCs, communications, automotive, industrial, aerospace and defense.

AMD stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the AMD Special Meeting may contact AMD’s proxy solicitors:

MacKenzie Partners, Inc.
(800) 322-2885 or (212) 929-5500

Xilinx stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Xilinx Special Meeting may contact Xilinx’s proxy solicitors:

Innisfree M&A Incorporated
(877) 717-3923 or (212) 750-5833

About AMD

For more than 50 years, AMD has driven innovation in high-performance computing, graphics and visualization technologies – the building blocks for gaming, immersive platforms and the data center. Hundreds of millions of consumers, leading Fortune 500 businesses and cutting-edge scientific research facilities around the world rely on AMD technology daily to improve how they live, work and play. AMD employees around the world are focused on building great products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, Facebook and Twitter pages.

About Xilinx

Xilinx, Inc. develops highly flexible and adaptive computing platforms that enable rapid innovation across a variety of technologies - from the cloud, to the edge, to the endpoint. Xilinx is the inventor of the FPGA and Adaptive SoCs (including our Adaptive Compute Acceleration Platform, or ACAP), designed to deliver the most dynamic computing technology in the industry. We collaborate with our customers to create scalable, differentiated and intelligent solutions that enable the adaptable, intelligent and connected world of the future. For more information, visit xilinx.com.

Cautionary Statement

The statements in this communication include forward-looking statements concerning AMD, Xilinx, the proposed transaction and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals of, or satisfying the other closing conditions to, the proposed transaction, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; litigation associated with the transaction; the potential impact of the consummation of the transaction on AMD’s, Xilinx’s or the combined company’s relationships with suppliers, customers, employers and regulators; and demand for the combined company’s products. A more fulsome discussion of the risks related to the proposed transaction is included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in (i) AMD’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020 and AMD’s other filings with the SEC and (ii) Xilinx’s Annual Report on Form 10-K for the fiscal year ended March 28, 2020, Xilinx’s subsequent Quarterly Reports on Form 10-Q and Xilinx’s other filings with the SEC. While the lists of factors presented here and in the joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Neither AMD nor Xilinx assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, AMD has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of AMD and Xilinx and that also constitutes a prospectus with respect to shares of AMD’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). Each of AMD and Xilinx may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the joint proxy statement/prospectus or any other document that AMD or Xilinx may file with the SEC. The joint proxy statement/prospectus will be distributed to stockholders of AMD and Xilinx. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other documents containing important information about AMD, Xilinx and the proposed transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AMD will be available free of charge on AMD’s website at ir.AMD.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@AMD.com. Copies of the documents filed with the SEC by Xilinx will be available free of charge on Xilinx’s website at investor.Xilinx.com or by contacting Xilinx’s Investor Relations department by email at ir@xilinx.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

AMD, Xilinx and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AMD and Xilinx, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.